Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Timothy A. Bonang, Vice President, Investor Relations, or Carlynn Finn, Manager, Investor Relations
(617) 796-8222
www.cwhreit.com

CommonWealth REIT Agrees to Sell 13 Suburban Properties for $167 Million

Newton, MA (September 21, 2011): CommonWealth REIT (NYSE: CWH) today announced that it has agreed to sell 13 suburban properties for $167 million. These sales are expected to be completed before year end 2011, and CWH expects to use the net sale proceeds received for general business purposes, including repaying debt and new acquisitions. Upon completion of these sales, CWH expects to record a net capital gain of approximately $11 million.

The properties being sold contain 1.3 million sq. ft. and are currently 95% occupied on a combined basis. The sales price capitalization rate based upon current net operating income, or NOI, realized at these properties is different for each property, but the weighted (by sale prices) estimated average current capitalization rate is approximately 8.0% per year.

The sales announced today are part of CWH’s multi-year process to divest suburban properties and redeploy capital primarily into newer Class A office properties in central business district, or CBD, locations. After the sale of these 13 properties, and including the acquisition of properties since June 30, 2011, CWH expects that CBD office properties will generate a majority of CWH’s current NOI received from office properties.

These 13 properties are being sold to Senior Housing Properties Trust (NYSE: SNH). SNH was a 100% owned subsidiary of CWH until it was spun out to CWH’s shareholders in 1999. As a result of agreements entered at the time of this spin out and since then, SNH has a right of first refusal to purchase certain properties from CWH. At the conclusion of this transaction, substantially all of the properties subject to this right of first refusal will have been sold by CWH, and the existing right of first refusal between CWH and SNH will terminate. Both CWH and SNH are managed by Reit Management & Research LLC, or RMR, and have certain common trustees. Because of these

A Maryland Real Estate Investment Trust with transferable shares of beneficial interest listed on the New York Stock Exchange.
No shareholder, Trustee or officer is personally liable for any act or obligation of the Trust.

historical and existing relationships between CWH and SNH, the sale prices for the 13 properties which CWH has agreed to sell were established by reference to an appraisal by a nationally recognized real estate appraisal firm, and the terms of these purchases were negotiated by special committees of each company’s Board composed of Independent Trustees who are not trustees of the other company, represented by separate counsel.

CommonWealth REIT is a real estate investment trust, or REIT, which primarily owns office and industrial properties located throughout the United States, including approximately 17 million sq. ft. of leased industrial lands in Oahu, HI plus a portfolio of office and industrial properties in Australia. CWH is headquartered in Newton, MA.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON CWH’S CURRENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND CWH’S CONTROL. FOR EXAMPLE:

•                  THIS PRESS RELEASE STATES THAT CWH HAS AGREED TO SELL 13 SUBURBAN PROPERTIES FOR $167 MILLION, THAT THESE SALES ARE EXPECTED TO BE COMPLETED BEFORE YEAR END 2011, AND THAT CWH WILL REALIZE NET GAINS OF APPROXIMATELY $11 MILLION FROM THESE SALES. IN FACT, THESE SALES ARE SUBJECT TO VARIOUS CONDITIONS TYPICAL OF COMMERCIAL REAL ESTATE SALES. AS A RESULT OF THESE CONDITIONS, SOME OF THESE SALES MAY NOT OCCUR OR MAY BE DELAYED AND THE PURCHASE PRICES AND THE NET GAINS REALIZED BY CWH MAY BE REDUCED;

•                  THIS PRESS RELEASE STATES THAT THE SALES PRICE CAPITALIZATION RATE FOR THE PORTFOLIO OF PROPERTIES, BASED ON ESTIMATED CURRENT NOI REALIZED, IS APPROXIMATELY 8.0% PER YEAR WHEN WEIGHTED BY SALES PRICE. THE SALES PRICE CAPITALIZATION RATE BASED ON NOI REALIZED IS DIFFERENT FOR EACH OF THE 13 PROPERTIES; SOME ARE HIGHER AND SOME ARE LOWER THAN THE STATED PERCENTAGE. ACCORDINGLY, IF FEWER THAN ALL OF THE 13 PROPERTIES ARE SOLD, THE CAPITALIZATION RATE FOR THE COMPLETED TRANSACTION MAY BE DIFFERENT;

•                  THIS PRESS RELEASE STATES THAT AFTER THE SALE OF THE 13 PROPERTIES, AND INCLUDING THE ACQUISITION OF PROPERTIES SINCE JUNE 30, 2011, THAT CBD OFFICE PROPERTIES WILL GENERATE A MAJORITY OF CWH’S CURRENT NOI RECEIVED FROM OFFICE PROPERTIES. ACTUAL NOI MAY BE LESS THAN EXPECTED BECAUSE RENTAL REVENUES ARE LESS THAN EXPECTED AND/OR OPERATING EXPENSES ARE MORE THAN EXPECTED. ALSO, CWH MAY PURCHASE ADDITIONAL PROPERTIES WHICH ARE NOT IN CBD LOCATIONS. AS A RESULT, FUTURE NOI REALIZED BY CWH FROM ITS OFFICE PROPERTIES MAY NOT BE MAJORITY REALIZED FROM CBD OFFICE PROPERTIES;

•                  THIS PRESS RELEASE STATES THAT THE SALE PRICES FOR THE PROPERTIES TO BE SOLD TO SNH WERE ESTABLISHED BY REFERENCE TO AN APPRAISAL AND THAT THE SALES TERMS WERE NEGOTIATED BY SPECIAL COMMITTEES OF INDEPENDENT TRUSTEES OF EACH OF CWH AND SNH REPRESENTED BY SEPARATE COUNSEL. AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THE SALE PRICES ARE THE AMOUNTS THAT CWH MIGHT HAVE RECEIVED IN FULLY MARKETED ARMS LENGTH TRANSACTIONS. CWH AND SNH ARE BOTH MANAGED BY RMR, AND CWH AND SNH HAVE SOME COMMON TRUSTEES. ACCORDINGLY, CWH AND SNH MAY BE CONSIDERED RELATED PARTIES AND THERE CAN BE NO ASSURANCE THAT THE SALE PRICES ACHIEVED ARE THE AMOUNTS WHICH CWH MIGHT HAVE RECEIVED AS A RESULT OF A FULLY MARKETED ARMS LENGTH SALES PROCESS; AND

•                  THIS PRESS RELEASE STATES THAT CWH EXPECTS TO USE THE NET SALES PROCEEDS IT RECEIVES FOR GENERAL BUSINESS PURPOSES, INCLUDING NEW ACQUISITIONS, AND THAT THE SALES ANNOUNCED TODAY ARE PART OF A MULTI-YEAR PROCESS BY CWH TO DIVEST SUBURBAN PROPERTIES AND TO REDEPLOY CAPITAL PRIMARILY INTO NEWER CLASS A CBD OFFICE PROPERTIES. HOWEVER, FUTURE ACQUISITIONS BY CWH WILL DEPEND UPON PROPERTIES BECOMING AVAILABLE TO CWH AT PRICES AND ON OTHER TERMS WHICH CWH BELIEVES TO BE ATTRACTIVE. THE AVAILABILITY OF SUCH ACQUISITIONS TO CWH IS LARGELY DEPENDENT UPON MARKET CONDITIONS WHICH ARE BEYOND CWH’S CONTROL. ACCORDINGLY, CWH CANNOT PROVIDE INVESTORS ANY ASSURANCE THAT IT WILL BE ABLE TO INVEST ANY SALES PROCEEDS IN NEW ACQUISITIONS.

OTHER FACTORS WHICH MAY CAUSE THE FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE TO NOT OCCUR OR TO DIFFER FROM THE STATEMENTS MADE HEREIN ARE DESCRIBED IN CWH’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010, OR THE ANNUAL REPORT, AND THE INFORMATION INCORPORATED THEREIN, AS THE SAME MAY HAVE BEEN OR BE REVISED OR UPDATED

IN SUBSEQUENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, ESPECIALLY THE SECTION ENTITLED “RISK FACTORS” IN THE ANNUAL REPORT.

FOR MORE INFORMATION ABOUT THE RELATIONSHIPS BETWEEN CWH, SNH, RMR AND THEIR AFFILIATES AND ABOUT THE RISKS WHICH MAY ARISE FROM SUCH RELATIONSHIPS, PLEASE SEE THE ANNUAL REPORT, ESPECIALLY THE SECTIONS ENTITLED “BUSINESS,” “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS—RELATED PERSONS TRANSACTIONS,” CWH’S QUARTERLY REPORT ON FORM 10-Q FOR THE SIX MONTHS ENDED JUNE 30, 2011, ESPECIALLY THE SECTION ENTITLED “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS—RELATED PERSONS TRANSACTIONS,” AND CWH’S PROXY STATEMENT FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS, ESPECIALLY THE SECTION ENTITLED “RELATED PERSON TRANSACTIONS AND COMPANY REVIEW OF SUCH TRANSACTIONS.”

CWH’S FILINGS WITH THE SEC ARE AVAILABLE AT THE SEC WEBSITE: WWW.SEC.GOV.

FOR THESE FOREGOING REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.

EXCEPT AS REQUIRED BY LAW, CWH DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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